Customer Acquisition Payable (Details) - Schedule of customer acquisition payable - USD ($)		6 Months Ended
		Sep. 30, 2022	Mar. 31, 2022
Schedule Of Customer Acquisition Payable Abstract
Customer acquisition payable to Reachnet	[1]	$ 54,208,676	$ 58,293,330
Customer acquisition payable to Reachnet, current portion		(27,104,338)	(29,146,665)
Customer acquisition payable to Reachnet, non-current portion		$ 27,104,338	$ 29,146,665

[1]	The Group has acquired customers from Reachnet Cable Services Private Limited (“Reachnet”), through an Agreement to Acquire Customers dated June 21, 2019, and the income entitlement rights from April 1, 2019, for a consideration of approximately $59 million.